UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21633

Cohen & Steers Dividend Majors Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2008

Item 1. Reports to Stockholders.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

August 8, 2008

To Our Shareholders:

We are pleased to submit to you our report for the six months ended June 30, 2008. The net asset value at that date was $16.38 per common share. The fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its net asset value; at period end, the fund's closing price on the NYSE was $15.01. The total returns, including income, for the fund and the comparative benchmarks were:

Six Months Ended June 30, 2008
Cohen & Steers Dividend Majors Fund at Market Value[a]	–7.40%
Cohen & Steers Dividend Majors Fund at Net Asset Value[a]	–11.73%
S&P 500 Index[b]	–11.91%
Blended benchmark—50% S&P 500 Index/50% FTSE NAREIT Equity REIT Index[b]	–7.76%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Three monthly distributions of $0.14 per common share were declared and will be paid to common shareholders on July 31, 2008, August 29, 2008 and September 30, 2008c. The fund makes regular monthly cash distributions to common shareholders at a level rate (the "Policy"). As a result of this Policy, the fund may pay distributions in excess of the fund's investment company taxable income and net realized capital gains. This excess would be a "return of capital" distributed from the fund's assets. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The FTSE NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of the calendar year.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Investment Review

The six-month period was a volatile and negative one for the U.S. stock market. While stocks had a March-April "relief rally"—investors' risk aversion moderated briefly after the U.S. Federal Reserve announced it would help JPMorgan Chase acquire Bear Stearns—this was quickly reversed. Conditions deteriorated in early June as surging oil prices contributed to fears of global stagflation, an unwelcome mix of inflation and slowing economic growth. In addition, there were heightened concerns over the financial sector; large banks saw additional downgrades, and a new focus on local and regional banks emerged.

In this environment, the poorest-performing sector was financial services, which fell 29.6%1 in the semiannual period. The energy (+8.9%) and materials (+1.2%) sectors were the only positive performers, benefiting from high oil and raw material prices, respectively. The utilities sector (–2.7%) declined in the first quarter, but outperformed the index; it recovered later in the period as investors once again saw appeal in their defensive characteristics.

Value stocks underperformed growth stocks in the period—the Russell 1000 Value and 1000 Growth indexes had total returns of –13.6% and –9.1%, respectively. This largely reflected the poor performance of financial stocks, which comprise a significantly larger share of the value universe.

REITs outperformed stocks broadly

Real estate securities (–3.6% total return, as measured by the FTSE NAREIT Equity REIT Index) also outperformed the broader U.S. stock market by a wide margin. Having underperformed in 2007, REITs entered the period with considerable pessimism priced into their shares. Fundamentals remained supportive (demand softened only modestly amid limited new supply) while earnings were generally in line with expectations.

Performance was in line with the broad market

The fund at NAV performed in line with the S&P 500 Index (which contains a mix of growth and value equities), despite the more challenging environment for value-oriented strategies. We attribute this to our allocation to REITs and utilities companies. We increased our REIT weighting in the period, from 25% to 36%, based on valuation; this was directionally the correct move, given REITs' outperformance, although the fund was underweight relative to its blended benchmark. Utilities accounted for 18% of the fund as of June 30—a substantial overweight—consistent, in our view, with the fund's objective of current income and capital growth over time. Our overweight in the materials sector helped performance, although stock selection partly offset this.

1  Sector returns as measured by the S&P 500 Index. Source: Wilshire.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Our underweight position in the energy sector detracted from our performance. Given its more cyclical nature, the sector has relatively few companies that can sustain longer-term dividend growth, as capital must be used to replace declining production. Our underweight and stock selection in the consumer discretionary sector hindered relative return, as did stock selection in the health care and industrial sectors.

Investment Outlook

We believe the economy could continue to show modest growth and avoid contraction this year, but rising energy costs are challenging our optimism. Tight fundamentals and geopolitical factors could cause oil prices to persist at high levels. If so, higher wage demands may put upward pressure on labor costs as inflationary expectations wind through the economy. Labor costs are frequently the largest expense for many corporations, and the combination of higher materials and labor costs with slower economic growth could accelerate the downward trend in employment. We continue to follow employment data closely.

In our view, the Fed's decision to put its monetary easing on hold in June was a positive step toward righting a weak dollar. We are encouraged by the recent stabilization in the dollar compared with other major currencies, and believe that even a modest strengthening would not only curb much of the rise in inflation, but could begin to attract significant capital to the U.S. financial markets and help ease the credit crunch.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	RICHARD E. HELM

Portfolio Manager	Portfolio Manager

  WILLIAM F. SCAPELL

  Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

JUNE 30, 2008

Top Ten Holdings
(Unaudited)

Security	Market Value	% of Net Assets
Macerich Co.	$6,362,112	3.0%
Simon Property Group	6,301,289	3.0
AvalonBay Communities	5,920,224	2.8
Boston Properties	5,864,300	2.8
SL Green Realty Corp.	5,543,481	2.6
Entertainment Properties Trust	5,260,416	2.5
Vornado Realty Trust	5,209,600	2.5
Public Storage	5,033,217	2.4
CenterPoint Energy	4,903,275	2.3
AGL Resources	4,699,422	2.2

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2008 (Unaudited)

		Number of Shares	Value
COMMON STOCK	99.5%
BASIC MATERIALS	4.5%
CHEMICALS	3.3%
Dow Chemical Co.[a]		119,200	$4,161,272
E.I. Du Pont De Nemours & Co.[a]		31,200	1,338,168
PPG Industries[a]		23,800	1,365,406
			6,864,846
PAPER & FOREST PRODUCTS	1.2%
International Paper Co.[a]		110,600	2,576,980
TOTAL BASIC MATERIALS			9,441,826
COMMERCIAL SERVICES	2.8%
OFFICE/BUSINESS EQUIPMENT	2.1%
Avery Dennison Corp.[a]		32,100	1,410,153
Pitney Bowes[a]		85,700	2,922,370
			4,332,523
PRINTING	0.7%
RR Donnelley & Sons Co.[a]		49,900	1,481,531
TOTAL COMMERCIAL SERVICES			5,814,054
CONSUMER—CYCLICAL	5.3%
HOUSEHOLD DURABLES	0.6%
Ethan Allen Interiors[a]		55,700	1,370,220
HOUSEWARE	1.1%
Newell Rubbermaid[a]		134,300	2,254,897
LEISURE EQUIPMENT & PRODUCTS	0.5%
Brunswick Corp.[a]		95,400	1,011,240
LEISURE TIME	1.2%
Carnival Corp.[a]		75,600	2,491,776
MOTORCYCLE	0.7%
Harley-Davidson[a]		40,600	1,472,156

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
TOYS/GAMES/HOBBIES	1.2%
Mattel[a]		145,000	$2,482,400
TOTAL CONSUMER—CYCLICAL			11,082,689
CONSUMER—NON-CYCLICAL	9.2%
APPAREL	0.7%
VF Corp.[a]		19,800	1,409,364
FOOD	2.0%
Hershey Co. (The)[a]		40,800	1,337,424
Kraft Foods[a]		48,901	1,391,233
SYSCO Corp.[a]		54,100	1,488,291
			4,216,948
HOUSEHOLD PRODUCTS	1.4%
Kimberly Clark Corp.[a]		47,300	2,827,594
PHARMACEUTICAL	4.5%
Eli Lilly and Co.[a]		59,000	2,723,440
Merck & Co.[a]		77,200	2,909,668
Pfizer[a]		220,400	3,850,388
			9,483,496
SPECIALTY RETAIL	0.6%
Home Depot[a]		54,800	1,283,416
TOTAL CONSUMER—NON-CYCLICAL			19,220,818
ENERGY—OIL & GAS	0.8%
Chevron Corp.[a]		17,500	1,734,775
FINANCIAL	13.0%
BANK	9.7%
Bank of America Corp.[a]		117,500	2,804,725
BB&T Corp.[a]		143,700	3,272,049
SunTrust Banks[a]		72,600	2,629,572
TCF Financial Corp.[a]		218,900	2,633,367
US Bancorp[a]		139,400	3,887,866
Wells Fargo & Co.[a]		105,900	2,515,125
Wilmington Trust Corp.		102,200	2,702,168
			20,444,872

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
DIVERSIFIED FINANCIAL SERVICES	3.3%
JPMorgan Chase & Co.[a]		33,900	$1,163,109
Marshall & Ilsley Corp.[a]		199,000	3,050,670
PNC Financial Services Group[a]		46,100	2,632,310
			6,846,089
TOTAL FINANCIAL			27,290,961
INDUSTRIAL	4.2%
CONTAINERS & PACKAGING	2.1%
Bemis Co.[a]		57,400	1,286,908
Sonoco Products Co.[a]		103,700	3,209,515
			4,496,423
DIVERSIFIED MANUFACTURING	0.5%
General Electric Co.[a]		41,100	1,096,959
METAL FABRICATE/HARDWARE	1.6%
Worthington Industries[a]		161,200	3,304,600
TOTAL INDUSTRIAL			8,897,982
MEDIA	1.7%
Gannett Co.[a]		161,500	3,499,705
REAL ESTATE	36.0%
DIVERSIFIED	5.6%
Douglas Emmett		60,100	1,320,397
Entertainment Properties Trust		106,400	5,260,416
Vornado Realty Trust		59,200	5,209,600
			11,790,413
HEALTH CARE	1.5%
Ventas		70,399	2,996,886
HOTEL	1.3%
Host Hotels & Resorts		203,500	2,777,775

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
OFFICE	9.0%
Alexandria Real Estate Equities		29,900	$2,910,466
Boston Properties		65,000	5,864,300
Brookfield Properties Corp.		144,450	2,569,765
Kilroy Realty Corp.		43,000	2,022,290
SL Green Realty Corp.		67,015	5,543,481
			18,910,302
RESIDENTIAL—APARTMENT	5.0%
AvalonBay Communities		66,400	5,920,224
BRE Properties		44,800	1,938,944
Essex Property Trust		25,100	2,673,150
			10,532,318
SELF STORAGE	2.4%
Public Storage		62,300	5,033,217
SHOPPING CENTER	11.2%
COMMUNITY CENTER	3.9%
Developers Diversified Realty Corp.		47,596	1,652,057
Kimco Realty Corp.		69,100	2,385,332
Regency Centers Corp.		68,500	4,049,720
			8,087,109
REGIONAL MALL	7.3%
General Growth Properties		77,500	2,714,825
Macerich Co.		102,400	6,362,112
Simon Property Group		70,100	6,301,289
			15,378,226
TOTAL SHOPPING CENTER			23,465,335
TOTAL REAL ESTATE			75,506,246
TELECOMMUNICATIONS	4.0%
AT&Ta		120,327	4,053,817
Verizon Communications[a]		124,000	4,389,600
TOTAL TELECOMMUNICATIONS			8,443,417

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
UTILITIES	18.0%
ELECTRIC UTILITIES	3.0%
DPL[a]		117,500	$3,099,650
Pepco Holdings[a]		126,100	3,234,465
			6,334,115
GAS UTILITIES	3.8%
AGL Resources		135,900	4,699,422
WGL Holdings		95,500	3,317,670
			8,017,092
MULTI UTILITIES	11.2%
Alliant Energy Corp.[a]		76,200	2,610,612
CenterPoint Energy[a]		305,500	4,903,275
NSTAR[a]		135,300	4,575,846
OGE Energy Corp.		82,600	2,619,246
SCANA Corp.[a]		116,100	4,295,700
Xcel Energy[a]		223,100	4,477,617
			23,482,296
TOTAL UTILITIES			37,833,503
TOTAL COMMON STOCK (Identified cost—$217,303,902)			208,765,976
		Principal Amount
COMMERCIAL PAPER	0.5%
Prudential Funding LLC (Identified cost—$925,000)		$925,000	925,000
TOTAL INVESTMENTS (Identified cost—$218,228,902)	100.0%		209,690,976
WRITTEN CALL OPTIONS	(0.1)%		(277,293)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1%		351,677
NET ASSETS (Equivalent to $16.38 per share based on 12,805,250 shares of common stock outstanding)	100.0%		$209,765,360

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

	Number of Contracts	Value
WRITTEN CALL OPTIONS
Alliant Energy Corp., Strike Price 40, 7/18/08	24,630	$(739)
AT&T, Strike Price 39, 7/18/08	36,098	(722)
Avery Dennison Corp., Strike Price 54, 7/18/08	9,630	—
Bank of America Corp., Strike Price 39, 7/18/08	35,250	—
BB& T Corp., Strike Price 35, 7/18/08	43,110	—
Bemis Co., Strike Price 29, 7/18/08	17,220	—
Brunswick Corp., Strike Price 16, 7/18/08	28,620	—
Carnival Corp., Strike Price 44, 7/18/08	22,680	—
CenterPoint Energy, Strike Price 16, 7/18/08	91,650	(36,660)
Chevron Corp., Strike Price 97, 7/18/08	5,250	(19,950)
Dow Chemical Co., Strike Price 41, 7/18/08	35,760	(1,073)
DPL, Strike Price 29, 7/18/08	35,250	(2,115)
E I Du Pont De Nemours & Co., Strike Price 54, 7/18/08	9,360	—
Eli Lilly & Co., Strike Price 54, 7/18/08	17,700	(177)
Ethan Allen Interiors, Strike Price 29, 7/18/08	16,710	(1,504)
Gannet Co., Strike Price 29, 7/18/08	48,450	(3,392)
General Electric Co., Strike Price 34, 7/18/08	12,330	—
Harley-Davidson, Strike Price 38, 7/18/08	12,180	(10,475)
Hershey Co. (The), Strike Price 38, 7/18/08	12,240	(1,591)
Home Depot, Strike Price 30, 7/18/08	16,440	(164)
International Paper Co., Strike Price 29, 7/18/08	33,180	—
JPMorgan Chase & Co., Strike Price 47, 7/18/08	10,170	(102)
Kimberly Clark Corp., Strike Price 66, 7/18/08	14,190	(426)
Kraft Foods, Strike Price 33, 7/18/08	14,670	(147)
Marshall & Ilsley Corp., Strike Price 24, 7/18/08	59,700	(1,791)
Mattel, Strike Price 22, 7/18/08	43,500	(1,305)
Merck & Co., Strike Price 41, 7/18/08	23,160	(3,011)
Newell Rubbermaid, Strike Price 24, 7/18/08	40,290	—
Nstar, Strike Price 34, 7/18/08	44,790	(21,499)
Pepco Holdings, Strike Price 27, 7/18/08	37,830	(7,944)
Pfizer, Strike Price 21, 7/18/08	66,120	(661)
Pitney Bowes, Strike Price 37, 7/18/08	25,710	(2,571)
PNC Financial Services Group, Strike Price 69, 7/18/08	13,830	(553)

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

	Number of Contracts	Value
PPG Industries, Strike Price 68, 7/18/08	7,140	$(72)
RR Donnelley & Sons Co., Strike Price 31, 7/18/08	14,970	(3,593)
Scana Corp., Strike Price 41, 7/18/08	36,630	(1,465)
Sonoco Products Co., Strike Price 35, 7/18/08	31,110	(4,355)
SunTrust Banks , Strike Price 56, 7/18/08	20,310	(406)
Sysco, Strike Price 29, 7/18/08	16,230	(1,785)
TCF Financial Corp., Strike Price 18, 7/18/08	62,580	(3,129)
US Bancorp, Strike Price 35, 7/18/08	41,820	(418)
V F Corp., Strike Price 81, 7/18/08	5,940	(1,129)
Verizon Communications, Strike Price 38, 7/18/08	37,200	(5,952)
Wells Fargo & Co., Strike Price 31, 7/18/08	31,770	(953)
Worthington Industries, Strike Price 18, 7/18/08	53,490	(134,795)
Xcel Energy, Strike Price 22, 7/18/08	66,930	(669)
TOTAL WRITTEN CALL OPTIONS (Premiums received—$(1,436,680)		$(277,293)

Note: Percentages indicated are based on the net assets of the fund.

a  A portion or all of the security has been segregated by the custodian in connection with written option contracts.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2008 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$218,228,902)	$209,690,976
Dividends receivable	770,660
Other assets	16,313
Total Assets	210,477,949
LIABILITIES:
Payable for options written (Premiums received $1,436,680)	277,293
Payable for dividends declared	217,104
Payable for investment management fees	138,739
Payable for administration fees	7,399
Payable for directors' fees	4,523
Other liabilities	67,531
Total Liabilities	712,589
NET ASSETS applicable to 12,805,250 shares of $0.001 par value common stock outstanding	$209,765,360
NET ASSETS consist of:
Paid-in-capital	$221,954,309
Dividends in excess of net investment income	(4,596,817)
Accumulated net realized loss	(213,593)
Net unrealized depreciation	(7,378,539)
$209,765,360
NET ASSET VALUE PER COMMON SHARE:
($209,765,360 ÷ 12,805,250 shares outstanding)	$16.38
MARKET PRICE PER COMMON SHARE	$15.01
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(8.36)%

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2008 (Unaudited)

Investment Income:
Dividend income (net of $6,067 of foreign withholding tax)	$4,346,811
Interest income	8,280
Total Income	4,355,091
Expenses:
Investment management fees	869,097
Professional fees	99,902
Administration fees	61,418
Directors' fees and expenses	27,088
Custodian fees and expenses	13,052
Transfer agent fees and expenses	9,628
Shareholder reporting expenses	6,942
Miscellaneous	15,791
Total Expenses	1,102,918
Net Investment Income	3,252,173
Net Realized and Unrealized Gain (Loss):
Net realized loss	(213,593)
Net change in unrealized appreciation on:
Investments	(33,331,248)
Options written	1,159,387
Net change in unrealized appreciation	(32,171,861)
Net realized and unrealized loss	(32,385,454)
Net Decrease in Net Assets Resulting from Operations	$(29,133,281)

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2008	For the Year Ended December 31, 2007
Change in Net Assets:
From Operations:
Net investment income	$3,252,173	$6,779,825
Net realized gain (loss)	(213,593)	8,406,893
Net change in unrealized appreciation	(32,171,861)	(39,964,505)
Net decrease in net assets resulting from operations	(29,133,281)	(24,777,787)
Dividends and Distributions to Shareholders from:
Net investment income	(8,067,309)	(6,574,595)
Net realized gain on investments	—	(8,406,639)
Tax return of capital	—	(9,284,727)
Total dividends and distributions to shareholders	(8,067,309)	(24,265,961)
Total decrease in net assets	(37,200,590)	(49,043,748)
Net Assets:
Beginning of period	246,965,950	296,009,698
End of period[a]	$209,765,360	$246,965,950

a  Includes dividends in excess of net investment income and undistributed net investment income of $4,596,817 and $218,319, respectively.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,		For the Period January 31, 2005[a] through
Per Share Operating Performance:	June 30, 2008	2007	2006	December 31, 2005
Net asset value, beginning of period	$19.29	$23.12	$20.21	$19.10
Income from investment operations:
Net investment income	0.25	0.53	0.49	0.43 [b]
Net realized and unrealized gain (loss) on investments	(2.53)	(2.46)	4.72	1.75
Total income (loss) from investment operations	(2.28)	(1.93)	5.21	2.18
Less dividends and distributions to shareholders from:
Net investment income	(0.63)	(0.51)	(0.49)	(0.43)
Net realized gain on investments	—	(0.66)	(1.31)	(0.06)
Tax return of capital	—	(0.73)	(0.50)	(0.51)
Total dividends and distributions to shareholders	(0.63)	(1.90)	(2.30)	(1.00)
Offering costs charged to paid-in capital	—	—	—	(0.04)
Dilutive effect of common share offering	—	—	—	(0.03)
Net increase (decrease) in net asset value	(2.91)	(3.83)	2.91	1.11
Net asset value, end of period	$16.38	$19.29	$23.12	$20.21
Market value, end of period	$15.01	$16.85	$20.60	$17.03
Total net asset value return[d]	–11.73%[c]	–7.64%	28.18%	11.81%[c]
Total market value return[d]	–7.40%[c]	–9.45%	35.54%	–10.03%[c]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$209.8	$247.0	$296.0	$258.8
Ratio of expenses to average daily net assets	0.95%[e]	0.92%	0.91%	0.95%[e]
Ratio of net investment income to average daily net assets	2.81%[e]	2.35%	2.17%	2.38%[e]
Portfolio turnover rate	39%[c]	41%	33%	11%[c]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Not annualized.

d  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the fund's dividend reinvestment plan.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Dividend Majors Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on September 13, 2004 and is registered under the Investment Company Act of 1940 as amended, as a diversified, closed-end management investment company. The fund's investment objective is to achieve high total return.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

The fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the fund's investments carried at value:

		Fair Value Measurements at June 30, 2008 Using
	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$209,690,976	$208,765,976	$925,000	$—
Other Financial Instruments*	(277,293)	—	(277,293)	—
Total	$209,413,683	$208,765,976	$647,707	$—

* Other financial instruments include written call options.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Options: The fund may write covered call options on an index or a security. When a fund writes (sells) an option, an amount equal to the premium received by the fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the fund realizes a gain or loss on the option to the extent of the premiums received. Premiums received from writing options which are exercised or are closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2008, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year.

Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. The fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the fund's tax positions has been

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

made and it has been determined that there is no impact to the fund's financial statements. Each of the fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors.

For the services under the investment management agreement, the fund pays the investment manager an investment management fee, accrued daily and paid monthly, at an annual rate of 0.75% of the fund's average daily net assets.

Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the fund's average daily net assets. For the six months ended June 30, 2008, the fund paid the advisor $46,352 in fees under this administration agreement. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $871 from the fund for the six months ended June 30, 2008.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2008 totaled $90,244,079 and $92,780,084, respectively.

Transactions in options written during the six months ended June 30, 2008, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2007	—	$—
Options written	1,383,818	1,436,680
Options outstanding at June 30, 2008	1,383,818	$1,436,680

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Income Tax Information

As of June 30, 2008, the federal tax cost and net unrealized depreciation on securities were as follows:

Gross unrealized appreciation	$15,883,907
Gross unrealized depreciation	(24,421,833)
Net unrealized depreciation	$(8,537,926)
Cost for federal income tax purposes	$218,228,902

Note 5. Common Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2008 and the year ended December 31, 2007, the fund issued no shares of common stock for the reinvestment of dividends.

Note 6. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 7. New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect the fund's financial position, financial performance, and cash flows. Management is currently evaluating the impact the adoption of this pronouncement will have on the fund's financial statements. FAS 161 is effective for fiscal years beginning after November 15, 2008.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

PROXY RESULTS (Unaudited)

During the six months ended June 30, 2008, Cohen & Steers Dividend Majors Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 17, 2008. The description of each proposal and number of shares voted are as follows:

	Shares Voted For	Authority Withheld
To elect Directors
Bonnie Cohen	9,965,165	294,507
Richard E. Kroon	9,965,165	294,507
Willard H. Smith Jr.	9,965,165	294,507

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2008) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (01/31/05)	One Year	Since Inception (01/31/05)
–18.89%	4.67%	–16.79%	0.65%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted

REINVESTMENT PLAN

On March 18, 2008, the Board of Directors of the fund approved changes to the fund's dividend reinvestment plan (the "Plan"). The revised Plan is set forth below.

The fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan. Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains ("Dividends") automatically reinvested in additional common shares by The Bank of New York Mellon as agent (the "Plan Agent"). Shareholders who elect not to participate in the plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the plan. After the fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value ("NAV") per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the "Purchase Period"), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com and should not be relied upon or used for tax planning or tax reporting purposes. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

On June 12, 2008, the Board of Directors of the fund approved the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the fund's total assets through the current fiscal year ending December 31, 2008. During the period of this report, the fund did not effect any repurchases. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

On June 18, 2008, the Board of Directors of the fund approved changes to the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities permitting the fund to post an uncertified list of portfolio holdings on the Web site at http://www.cohenandsteers.com, no earlier than 15 days after the end of each calendar quarter. The holdings information remains available until the fund files a report on Form N-Q or Form NCSR for the period that includes the date as of which the information is current. In addition to information on portfolio holdings, other fund statistical information may be found on the Cohen & Steers Funds' Web site or by calling 800-330-7348.

On March 18, 2008, the Board of Directors of the fund approved the expansion of the options strategy to permit the fund to write options on custom baskets of securities and customized indexes and to remove any requirement that a fund must hold an exchange-traded fund ("ETF") as a portfolio security in order to write an option on an ETF.

The fund may write covered call options on securities (including securities of ETFs), stock indices or custom baskets of securities that are traded on U.S. or foreign exchanges or over-the-counter (OTC). An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) from the writer of the option at a designated price during the term of the option. An option on a securities index or basket of securities gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index or basket of securities and the exercise price of the option.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

The fund may write a call option on a security (other than securities of ETFs) only if the option is "covered." A call option on a security written by the fund is covered if the fund owns the underlying security covered by the call. The fund will cover call options on ETFs, stock indices or custom baskets by owning securities whose price changes, in the opinion of the Investment Manager, are expected to be similar to those of the ETF, index or basket, or in such other manner as may be in accordance with the rules of any exchange on which the option is traded and other applicable laws and regulations. Nevertheless, where the fund covers a call option on an ETF, stock index or custom basket through ownership of securities, such securities may not match the composition of the ETF, index or basket. In that event, the fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the ETF, index or basket.

The value of the underlying securities, ETFs, indices and baskets on which options may be written at any one time will not exceed 25% of the total managed assets of the fund.

The fund will receive a premium for writing a call option, which will increase the fund's realized gains in the event the option expires unexercised or is closed out at a profit. If the value of a security, ETF, index or basket on which the fund has written a call option falls or remains the same, the fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. A rise in the value of the underlying security, ETF, index or basket, however, exposes the fund to possible loss or loss of opportunity to realize appreciation in the value of the underlying security, ETF, index or basket.

There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. In addition, when the fund enters into OTC options (including options on custom baskets of securities), these options are not traded on or governed by the rules of any exchange, and the fund's ability to close out an OTC option is subject to the terms of the option contract and the creditworthiness of the option counterparty. Although the fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the fund may experience losses in some cases as a result of such inability.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Richard E. Helm
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan, LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: DVM

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

DIVIDEND MAJORS FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

June 30, 2008

DVMSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

e controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

By:	/s/ Adam M. Derechin

 Name: Adam M. Derechin

Title: President and Chief Executive Officer

Date: August 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin

 Name:

Adam M. Derechin

	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza

 Name:

James Giallanza

	Title:	Treasurer
(principal financial officer)

Date: August 27, 2008